UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2006

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 2, 2006, the Compensation Committee of the Board of Directors of New Century Financial Corporation (the "Company") met and approved the grant of performance-based bonus opportunities for 2006 to Robert K. Cole, the Company’s Chairman of the Board of Directors and Chief Executive Officer, Brad A. Morrice, the Company’s Vice Chairman, President and Chief Operating Officer, and Edward F. Gotschall, the Company’s Vice Chairman-Finance in accordance with the terms of each of their respective employment agreements. Messrs. Cole, Morrice and Gotschall have each been granted two bonus opportunities--one covering the six-month period ending June 30, 2006, the other covering the twelve-month period ending December 31, 2006--and will be entitled to receive a bonus payment if the ratio of the Company’s net income (before taxes) to total stockholders’ equity for the applicable performance period meets specified performance targets set forth in Exhibit A of their respective employment agreements. The forms of award agreements used to evidence the six-month and twelve-month bonus opportunities for Messrs. Cole, Morrice and Gotschall for 2006 are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

On February 15, 2006, the registrant, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant ("NCMC") and New Century Warehouse Corporation, an indirect wholly owned subsidiary of the registrant ("NCWC" and, together with NCMC, the "Borrowers"), and Goldman Sachs Mortgage Company ("Goldman Sachs") entered into a $450 million Master Repurchase Agreement (the "Master Repurchase Agreement"). The Master Repurchase Agreement terminates on February 14, 2007. Concurrently with the execution of the Master Repurchase Agreement, the registrant entered into a Guaranty (the "Guaranty") in favor of Goldman Sachs with respect to the Borrowers’ obligations under the Master Repurchase Agreement. The Master Repurchase Agreement and the Guaranty are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Form of Performance-Based Award Agreement (6-Month Period Ending June 30, 2006).

10.2 Form of Performance-Based Award Agreement (12-Month Period Ending December 31, 2006).

10.3 Master Repurchase Agreement, dated as of February 15, 2006, by and among New Century Mortgage Corporation, New Century Warehouse Corporation, New Century Financial Corporation and Goldman Sachs Mortgage Company.

10.4 Guaranty, dated as of February 15, 2006, by New Century Financial Corporation in favor of Goldman Sachs Mortgage Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

February 16, 2006	By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: Vice Chairman, President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Performance-Based Award Agreement (6-Month Period Ending June 30, 2006).
10.2	Form of Performance-Based Award Agreement (12-Month Period Ending December 31, 2006).
10.3	Master Repurchase Agreement, dated as of February 15, 2006, by and among New Century Mortgage Corporation, New Century Warehouse Corporation, New Century Financial Corporation and Goldman Sachs Mortgage Company.
10.4	Guaranty, dated as of February 15, 2006, by New Century Financial Corporation in favor of Goldman Sachs Mortgage Company.